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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 29, 2004

                                PERCEPTRON, INC.
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               (Exact Name of Registrant as Specified in Charter)

          MICHIGAN                     0-20206                   38-2381442
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(State or Other Jurisdiction         (Commission               (IRS Employer
     of Incorporation)               File Number)            Identification No.)

47827 Halyard Drive, Plymouth, MI                             48170-2461
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code (734) 414-6100

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 29, 2004, Perceptron, Inc. (the "Company") and Comerica Bank, entered into the Fourth Amendment to the Credit Agreement (as amended, the "Credit Agreement"). The Credit Agreement was entered into on October 24, 2002, and was amended by the following: (i) First Amendment dated as of May 20, 2003;
(ii) Second Amendment dated as of November 10, 2003; (iii) Third Amendment dated as of August 23, 2004 to Credit Agreement; and (iv) Fourth Amendment dated as of December 29, 2004. Among other things, the Fourth Amendment amends the Credit Agreement to (i) extend the term of the Credit Agreement through November 1, 2006; (ii) deletes the definitions related to Borrowing Base, Eligible Account and Eligible Inventory and thus the need for a collateral-based loan; (iii) requires the Company for a period of thirty consecutive days each calendar year to have no Advances under the Credit Agreement and (iv) increases the amount of capital expenditures which the Company and its subsidiaries are permitted to make in a fiscal year under the Credit Agreement from $1,000,000 to $1,500,000. All other material terms of the Credit Agreement remain in full force and effect, without waiver or modification.

         The foregoing is qualified in its entirety by reference to the Fourth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

C.    Exhibits.

      Exhibit No.       Description

      10.1 Fourth Amendment dated as of December 29, 2004 to Credit Agreement dated October 24, 2002

      10.2 Form of Incentive Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan

      10.3 Form of Nonqualified Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan


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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PERCEPTRON, INC.
                                            (Registrant)

Date: January 5, 2004                       /s/ David W. Geiss
                                            ------------------------------------
                                            By: David W. Geiss
                                            Title: General Counsel and Secretary

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                                 EXHIBIT INDEX
                                 -------------

Exhibit
Number            Description
-------           -----------

10.1 Fourth Amendment dated as of December 29, 2004 to Credit Agreement dated October 24, 2002

10.2 Form of Incentive Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan

10.3 Form of Nonqualified Stock Option Agreement Terms for Officers under the Perceptron, Inc. 2004 Stock Incentive Plan